Exhibit 99.2

Supplemental Financial Data Third Quarter 2017

Disclaimer This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Sutherland Asset Management Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to Appendix A for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of September 30, 2017, unless otherwise noted. 1

Third Quarter 2017 Highlights ► Net income of $12.4 million(1), or $0.37 per common share ► Core earnings of $12.9 million(1), or $0.38 per common share ► Declared dividend of $0.37 per share for the third quarter ► Adjusted net book value of $16.68 per common share at September 30, 2017 ► Originations(5) for the quarter: ► $278.8 million in SBC loans ► $38.9 million in SBA loans ► $490.9 million in Residential mortgage loans ► Completed the issuance of $115.0 million 7.0% Convertible Senior Notes in August 2017 ► Completed the securitization of $154.9 million of acquired SBC owner-occupied loans and sold $139.4 million of senior bonds at a weighted average pass-through rate of 3.3% ► Completed our first CLO issuance of $243.8 million of originated transitional loans and sold $198.8 million of senior bonds at a floating rate of LIBOR + 139 basis points Returns 3Q 2017 YTD 2017 Return on Equity(2) 8.9% 8.0% Core Return on Equity(3) 9.3% 8.4% Dividend Yield(4) 9.4% 9.4% Inclusive of non-controlling interest Return on Equity is a annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period Core Return on Equity is an annualized percentage equal to core earnings over the average monthly total stockholders’ equity for the period. Refer to slide 19 for a reconciliation of GAAP Net Income to Core Earnings Dividend yield for the period based on the 9/28/2017 closing share price of $15.70 Represents fully committed amounts 2

Return on Equity Acquisitions 14.5% 14.5% 16.0% SBC Conventional Originations 17.1% 17.1% 46.9% SBA Originations & Servicing 30.5% 30.5% 22.1% Residential Mortgage Banking(3) 6.0% 9.6% 15.0% Corporate finance and non-earning assets, net Gross return on equity Realized & unrealized gains, net Operating income and expenses, net Investment advisory fees Provision for income taxes Return on Equity 18.0% (1.8%) 16.2% 3.6% (9.6%) (1.5%) 0.2% 8.9% 3 Levered yields include interest income, accretion of discount, MSR creation, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis Based on GAAP Net Income ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line’s equity. Business Line Levered Yield(1) Core Levered Yield Equity Allocation 18.5% (1.8%) 16.7% 3.5% (9.6%) (1.5%) 0.2% 9.3% Q3’17 15.1% (1.6%) 13.5% 4.8% (8.0%) (1.4%) (0.8%) 8.1% Q2’17 GAAP ROE(2) Q3’17 Q2’17 16.4% (1.7%) 14.7% 3.9% (8.0%) (1.4%) (1.1%) 8.1% Core ROE

L SBC Origination Volume by Product Type 4 Q3 2016 – Q3 2017 YoY Growth Rate: 88 % Origination volumes are based on fully committed amounts

SBC Conventional Originations ► Originations of $278.8 million(1), up 24% quarter over quarter, 66% of which are floating rate ► Gains on sales of Freddie Mac loans of $1.8 million, up 46% quarter over quarter ► Origination pipeline of $160 million(2) Number of loans 368 Unpaid principal balance(3) $1,068 Carrying value(3) $1,088 Weighted average LTV 60% Weighted average interest rate 6.3% Weighted average remaining maturity 5 years Weighted average UPB(3) $2.9 Percentage of loans fixed/floating 64% / 36% Percentage of loans 30+ days delinquent 0.16% Portfolio Metrics Gross Levered Yield 5 Represents fully committed amounts As of September 30, 2017 $ in millions Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. (4) (5) 12.1% 10.9% 11.2% 11.2% 13.8% 0.9% 1.7% 1.5% 1.7% 3.3% 2.5% 4.5% 6.5% 8.5% 10.5% 12.5% 14.5% 16.5% 18.5% Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale

SBA Originations, Acquisitions & Servicing Number of loans 2,194 Unpaid principal balance(3) $530 Carrying value(3) $471 Weighted average LTV 78% Weighted average interest rate 5.9% Weighted average remaining maturity 14 years Weighted average UPB(3) $0.2 Percentage of loans fixed/floating 1% / 99% Percentage of loans 30+ days delinquent 6% Gross Levered Yield Portfolio Metrics ► $32.9 million of SBA secondary market loans sales, up 39% quarter over quarter, with an average sale premium of 11.9% ► Originations of $38.9 million(1), a 50% increase from second quarter ► Origination pipeline in excess of $114 million SBA loans(2) and an acquisition pipeline of $15.0 million in SBA loans 6 Represents fully committed amounts As of September 30, 2017. $ in millions Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. (4) (5) 31.2% 29.7% 25.6% 21.9% 21.7% 4.4% 4.3% 3.2% 5.9% 8.8% 2.5% 7.5% 12.5% 17.5% 22.5% 27.5% 32.5% 37.5% Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale

Acquired portfolio ► At this stage of the credit cycle, ample inventory of opportunistic performing SBC loans ► Acquired $16.0 million of SBC loans with a weighted average coupon of 7.0% ► Acquisition pipeline of $307.0 million SBC loans(1) Number of loans 766 Unpaid principal balance(2) $378 Carrying value(2) $335 Weighted average LTV 52% Weighted average interest rate 6.3% Weighted average remaining maturity 9 years Weighted average UPB(2) $0.5 Percentage of loans fixed/floating 46% / 54% Percentage of loans perf./non-perf. 93% / 7% Portfolio Metrics Gross Levered Yield 7 As of October 27, 2017 $ in millions 15.7% 15.6% 14.3% 15.0% 14.5% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 17.0% Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17

Residential Mortgage Banking Unpaid principal balance $490.9 million % of Originations Purchased 78.8% % of Originations Refinanced 21.2% Channel - % Correspondent 37.7% Channel - % Retail 37.6% Channel - % Wholesale 24.7% Unpaid principal balance $503.9 million % of UPB- Fannie/ Freddie securitizations 62.0% % of UPB- Ginnie Mae securitizations 26.4% % of UPB – Other investors 11.6 % MSR Servicing Portfolio (UPB in $billions)(3) Portfolio Metrics ► MSR portfolio of approximately $6.3 billion in UPB, up 3% quarter over quarter ► Fair market value of $68.8 million ► Originations of $490.9 million(1) ► Loan sales of $503.9 million ► Origination pipeline of $193.4 million in commitments to originate residential agency loans(2) 8 Represents fully committed amounts As of September 30, 2017 Historical information relating to the GMFS servicing portfolio that existed prior to the merger with ZAIS Financial on October 31, 2016 has been included for comparative purposes. Originations Sales $5.1 $5.5 $5.8 $6.1 $6.3 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 Q3' 16 Q4' 16 Q1' 17 Q2' 17 Q3' 17

Quarterly SBC Investment Allocation Loans Acquisitions(1) Originations(1) SBC Freddie MAC Transitional SBA Total Gross investments(2) $16.0 $36.2 $126.9 $90.2 $41.3 $294.6 Number of loans 17 19 46 28 47 140 Average balance(3) $0.9 $2.7 $2.7 $6.5 $0.9 $2.8 Gross Yield(4) 7.0% 7.7% 4.2% 6.9% 6.4% 6.3% Weighted average duration(3) 6 years 7 years 13 years 3 years 21 years 7 years FX / ARM 100% / 0% 62% / 38% 64% / 36% 0% / 100% 0% / 100% 23% / 77% Avg. Advance Rate(5) 61% 73% 100% 60% 61% 73% Debt Cost(6) Libor + 325 Libor + 275 Libor + 175 Libor + 289 Libor + 350 Libor + 218 $ in millions Represents actual disbursements during the quarter. Loan acquisitions includes loans repurchased. Based on fully funded loan amount Gross yield equals contractual interest rates and accretion of discount based on Sutherland’s estimates of loan performance where applicable Weighted average advance rate of all assets of this loan type currently financed on the Company’s facilities Weighted average debt cost of all assets of this loan type currently financed on the Company’s facilities 9

SBC Portfolio Migration Towards Originated Product 10 Net of Guaranteed loan financing Net interest margin is based on interest income, which reflects contractual interest rates and accretion of discount net of interest expense, which reflects contractual interest rates and deferred financing amortization. ► 2017 business plan continues emphasis on deploying capital in Origination businesses ► Originated loans now account for over 77% of stabilized net interest margin, as compared to 56% in Q3’16 ► Franchise value increasing 10.0% 20.0% 30.0% 40.0% 50.0% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Net Interest Margin (2) Contribution Acquired Originated SBA - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 Q316 Q416 Q117 Q217 Q317 Portfolio Composition (1) Originated Acquired

SBC Portfolio Composition as of September 30, 2017 Collateral Diversification(1) SBA Segment Details(1) 11 As a percent of carrying value Multi - Family 27% Retail 22% Office 18% SBA 10% Industrial 7% Mixed Use 8% Lodging/ Residential 3% Other 5% Acquired 26% Conventional SBC 53% Transitional 21% R ETAIL S EGMENT D ETAILS (1) A VG . C ARRYING VALUE $1.6 M Day Care 11% Hotels 10% Dentists 8% Restaurants 5% Veterinarian 5% Physicians 4% Auto 3% Grocery 3% Other 51%

SBC Portfolio Composition as of September 30, 2017 Lien position(1) Loan Size(1) 12 As a percent of carrying value First Mortgage 96.5% Sub. Mortgage 3.2% Other 0.3% Top 10 Loans 8% Remaining 92% CA 16% TX 12% FL 11% NY 8% GA 7% AZ 4% IL 4% NC 4% OH 3% Other 31% G EOGRAPHIC D IVERSIFICATION (1)

Financing and Leverage Deutsche Bank L + 250 - 325 1 – Year $275 $198 Master repurchase agreement used to finance newly originated SBC loans Citibank L + 225 - 300 1 – Year $200 $150 Master repurchase agreement used to finance acquired legacy SBC loans and newly originated SBC loans J.P. Morgan L + 250 – 450 2 – Year $250 $205 Master repurchase agreement used to finance newly originated SBC loans, CRE bridge loans and acquired CRE J.P. Morgan L + 325 – 350 1 – Year $250 $219 Credit facility to fund CIT loan acquisition, legacy SBA 504 and 7(a) loans and newly originated SBA loans KeyBank L + 175 1 – Year $100 $23 Credit facility to fund Freddie Mac Small Balance originations GMFS Credit Facilities L + 212 – 230 1 – Year $295 $200 Credit facilities used to finance GMFS loans Total short-term financing $1,370 $995 Senior Secured Note Convertible note 7.5% 7.0% 5 Years 6 Years $140 $115 N/A N/A Long term financing used primarily to finance newly originated and acquired SBC and SBA loans Total short and long-term financing $1,625 $995 Bank Rate Term Facility Size(1) Available Capacity(1) Description Historical Leverage(2) 13 $ in millions Excludes reverse repurchase agreement secured by U.S. Treasuries and guaranteed loan financings 1.2x 1.1x 1.1x 1.6x 1.6x 1.9x 2.0x 1.9 x 2.3x 2.3x 0 0.5 1 1.5 2 2.5 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Recourse Total

Sutherland Snapshot ($ amounts in thousands, except per share data)

Investment Type	Avg. Carrying Value(1)	Gross Yield	Avg. Debt Balance	Debt Cost(2)	Levered Yield
Acquired portfolio	$364,724	7.7%	$280,852	5.7%	14.5%
SBC conventional origination portfolio	$1,078,514	7.7%	$831,906	4.9%	17.1%
SBA Originations, Acquisitions & Servicing	$499,970	10.1%	$383,761	4.0%	30.5%
Total	$1,943,208	8.3%	$1,496,519	4.8%	20.1%

Book Equity Value per Common Share

Common Stockholders' equity	$535,715
Common Stockholders' equity (adjusted)(3)	$533,568
Total Common Shares outstanding	31,996,440
Net Book value per Common Share	$16.74
Adjusted Net Book value per Common Share	$16.68

(3) Excludes the equity component of our 2017 convertible note issuance

Third Quarter 2017 Earnings Data per Common Share

Net income attributable to Sutherland Asset Management Corporation	$12,374
Earnings per share – Basic and diluted	$0.37
Core Earnings per share	$0.38
Return on Equity per Common Share	8.9%
Core Return on Equity per Common Share	9.3%
Dividend yield (based on share price as of 9/30/2017)	9.4%

(1) Average carrying value includes average quarterly carrying value of loan and servicing asset balances

(2) Sutherland finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 9/30/2017 on an annualized basis.

SUTHERLAND Asset Management

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Investment Highlights 15  Only nationwide specialty finance company focused on SBC market and structured as a tax-efficient REIT  Compelling risk-adjusted returns due to competitive dynamics and fragmentation in the SBC market  Dual strategy of acquisitions and originations with extensive track record  Embedded origination and servicing platforms drive future growth with benefit to shareholders  Demonstrated access to cost-effective financing through securitization and bank markets  Attractive business model with $555 million of Total Stockholders’ Equity and $2.5 billion of Total Assets

Appendix

Historical Financial Performance(1) 16 Retroactively adjusted for the equivalent number of shares after reverse acquisition using an exchange rate of 0.8356 Refer to slide 19 for a reconciliation of GAAP earnings to Core earnings $0.34 $0.83 $0.29 $0.34 $0.37 $0.36 $0.35 $0.33 $0.34 $0.38 $0.36 $0.35 $0.37 $0.37 $0.37 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 $ Per share Earnings Core earnings (2) Dividend declared Bargain purchase gain $0.48

BALANCE SHEET BY QUARTER

(In millions, except per share values)	9/30/2016[1]	12/31/2016[1]	3/31/2017[1]	6/30/2017[1]	9/30/2017
Assets					
Cash and cash equivalents	$ 38.5	$ 59.6	$ 40.0	$ 63.9	$ 70.6
Restricted cash	15.9	20.2	19.8	17.6	16.1
Short term investments	250.0	320.0	239.9	-	100.0
Loans, net	1,157.1	1,011.1	1,033.8	1,175.4	892.9
Loans, held for sale, at fair value	23.3	181.8	152.2	206.7	200.3
Loans eligible for repurchase from Ginnie Mae	-	138.0	117.2	105.2	101.4
Mortgage backed securities, at fair value	34.8	32.4	31.4	43.9	41.4
Servicing rights	23.4	83.8	85.0	86.8	89.4
Assets of consolidated VIEs	554.3	691.1	631.8	597.3	944.9
Other assets	51.4	67.3	176.4	150.2	46.1
Total Assets	$ 2,148.7	$ 2,605.3	$ 2,527.5	$ 2,446.9	$ 2,503.1
Liabilities					
Secured short-term borrowings	809.8	927.5	899.3	837.1	522.8
Promissory note payable, net	9.0	7.4	7.0	6.8	6.5
Securitized debt obligations of consolidated VIEs, net	374.8	492.9	434.1	397.9	680.3
Convertible note, net	-	-	-	-	109.4
Senior secured note, net	-	-	73.4	138.3	138.1
Guaranteed loan financing	415.4	390.6	361.9	332.8	313.4
Contingent consideration	-	14.5	8.8	8.9	9.0
Liabilities for loans eligible for repurchase from Ginnie Mae	-	138.0	117.2	105.2	101.4
Accounts payable and other accrued liabilities	55.1	82.3	76.0	67.0	67.2
Total Liabilities	$ 1,664.1	$ 2,053.2	$ 1,977.7	$ 1,894.1	$ 1,948.1
Stockholders' Equity					
Additional paid-in capital	449.5	513.3	513.7	537.4	539.7
Retained earnings (deficit)	(4.3)	(0.2)	(2.6)	(4.0)	(4.0)
Sutherland Asset Management Corporation Equity	448.2	513.1	511.0	533.4	535.7
Non-controlling interests	39.4	39.0	38.8	19.4	19.3
Total Stockholders' Equity	487.9	552.1	549.8	552.8	555.1
Total Liabilities and Stockholders' Equity	$ 2,147.3	$ 2,148.7	$ 2,527.5	$ 2,446.9	$ 2,503.1
Adjusted Book Value per Share[2]	$ 17.21	$ 16.80	$ 16.73	$ 16.67	$ 16.68

SUTHERLAND Asset Management

(1) Certain balances have been reclassified to match current period presentation
(2) Q3 2016 Adjusted Book Value per Share was retroactively adjusted for the equivalent number of shares after the reverse merger using an exchange rate of 0.8356

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STATEMENT OF INCOME BY QUARTER

(In millions, except per share values)	Q3 2016[1]	Q4 2016[1]	Q1 2017[1]	Q2 2017[1]	Q3 2017
Interest income	$ 31.8	$ 32.7	$ 33.8	$ 33.2	$ 35.0
Interest expense	(14.0)	(15.7)	(16.4)	(17.2)	(19.9)
Net interest income before provision for loan losses	17.8	17.0	17.4	16.0	15.1
Provision for loan losses	(0.5)	(3.1)	(1.2)	(0.2)	(0.5)
Net interest income after provision for loan losses	17.3	13.9	16.2	15.8	14.7
Non-interest income (expense)					
Gains on residential mortgage banking activities, net of variable loan expenses	-	3.9	10.5	11.0	10.7
Other income	1.7	3.8	0.8	1.6	1.9
Servicing income, net of amortization and impairment	1.7	4.2	4.4	5.6	6.1
Gain on bargain purchase	-	15.2	-	-	-
Employee compensation and benefits	(5.7)	(11.6)	(14.4)	(14.5)	(14.7)
Professional fees	(3.1)	(4.8)	(2.2)	(2.0)	(2.2)
Management and incentive fees	(1.8)	(2.0)	(2.0)	(2.0)	(2.0)
Loan servicing expense	(1.8)	(0.7)	(1.5)	(2.6)	(3.4)
Other operating expenses	(3.4)	(6.2)	(5.5)	(6.2)	(7.4)
Total non-interest income (expense)	(12.4)	1.8	(9.9)	(9.1)	(11.0)
Realized gain	2.5	6.4	3.0	4.5	5.7
Unrealized gain (loss)	3.5	12.1	1.3	1.0	2.7
Net income before income tax expense and discontinued operations	10.9	34.2	10.6	12.2	12.0
Loss from discontinued operations, net of tax	-	(1.8)	-	-	-
Income tax (expense) / benefit	(1.3)	(6.3)	(1.0)	(1.0)	0.3
Net income after tax expenseand discontinued operations	9.6	26.1	9.6	11.2	12.4
Less: Net income attributable to non-controlling interests	0.8	2.0	0.7	0.7	0.5
Net income attributable to Common Shareholders	$ 8.8	$ 24.1	$ 8.9	$ 10.5	$ 11.8
Earnings per share[2]	$ 0.34	$ 0.83	$ 0.29	$ 0.34	$ 0.37
Weighted average common shares outstanding[2]	25,870,485	28,963,695	30,549,806	30,768,900	32,026,494

SUTHERLAND Asset Management

(1) Certain balances have been reclassified to match current period presentation
(2) Q3 2016 share information has been retroactively adjusted for the equivalent number of shares after the reverse merger using an exchange rate of 0.8356

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Core Earnings Reconciliation 19 Represents RSU grant for services rendered to date Q3 2016 share information has been retroactively adjusted for the equivalent number of shares after the reverse merger using an exchange rate of 0.8356 (In millions, except per share values) Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Net income $ 9.6 $ 26.1 $ 9.6 $ 11.2 $ 12.4 Reconciling items: Unrealized (gain) loss on mortgage-backed securities (0.7) 0.6 - (1.2) (0.2) Realized loss on mortgage-backed securities - 0.1 - - - Unrealized (gain) loss on mortgage servicing rights - (6.9) 1.1 1.7 1.7 Bargain purchase gain - (15.2) - - - Merger transaction costs 0.9 2.0 0.1 - - Employee severance, net of tax 0.3 0.1 - - - Restricted Stock Unit grant to Independent Directors(1) - - 0.3 - - Loss on discontinued operations - 3.0 - - - Total reconciling items $ 0.5 $ (16.3) $ 1.5 $ 0.5 $ 1.5 Core earnings before income taxes $ 10.1 $ 9.8 $ 11.1 $ 11.7 $ 13.9 Income tax adjustments - 1.3 (0.2) (0.5) (1.0) Core earnings $ 10.1 $ 11.1 $ 10.9 $ 11.2 $ 12.9 Less: Core earnings attributable to non-controlling interests 0.8 0.9 0.8 0.7 0.6 Core earnings attributable to Common Shareholders $ 9.3 $ 10.2 $ 10.1 $ 10.5 $ 12.3 Core earnings per share (2) $ 0.36 $ 0.35 $ 0.33 $ 0.34 $ 0.38 Weighted average common shares outstanding (2) 25,870,485 28,963,695 30,549,806 30,768,900 32,026,494

Small Cap CRE Price Relationships Through the Cycle 20